EXHIBIT 10.43



August 3, 1998

Elcom International, Inc.
10 Oceana Way
Norwood, MA  02062

Attention:      Robert J. Crowell
                Chairman & CEO

Gentlemen:

     Reference is made to the engagement letter (the "Engagement Letter") dated July 21, 1997, by and between Smith Barney, Inc. ("Smith Barney") and Elcom International, Inc. (the "Company"). As you are aware, Smith Barney is now affiliated with Salomon Brothers Inc. ("Salomon Brothers"), and together with Salomon Brothers is doing business as Salomon Smith Barney (collectively, "Salomon Smith Barney"). Defined terms used herein shall have the meanings given such terms in the Engagement Letter. This letter is to confirm certain amendments to the terms of the Engagement Letter, as follows:

   1. The term of the Engagement Letter is hereby extended until November 30, 1998.

   2. Salomon Smith Barney will act as exclusive financial advisor to the Company on the terms set forth in the Engagement Letter, as amended by this letter. References in the Engagement Letter to Smith Barney shall hereafter be deemed to refer to Salomon Smith Barney.

   3. Except as expressly modified by this letter, the Engagement Letter shall remain in full force and effect.

     Please confirm that the foregoing is in accordance with your understandings and agreements with Salomon Smith Barney by signing and returning to us the duplicate of this letter enclosed herewith.

                                       Very truly yours,

                                             SALOMON BROTHERS INC
                                             SMITH BARNEY INC.
                                             By:  Smith Barney Inc.

                                                 /s/    Robert Martin
                                       By:----------------------------
                                                     Managing Director


ACCEPTED AND AGREED:
ELCOM INTERNATIONAL, INC.

           /s/ Robert J. Crowell
By:    --------------------------
        Robert J. Crowell
        Chairman & CEO